SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	September 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$207,579	$248,490
Accounts receivable, net of allowances of $3,804 and $2,254 as of September 30, 2026 and December 31, 2025, respectively	50,562	32,336
Contract assets and unbilled receivable, net	37,391	38,189
Other current assets	26,310	10,114
Total current assets	321,842	329,129
Restricted cash equivalents, non-current	1,010	676
Investments	5,000	—
Right-of-use assets	4,580	3,791
Property and equipment, net	5,598	2,928
Goodwill	261,796	122,277
Intangible assets, net	324,514	181,395
Deferred tax asset	1,114	29
Contract assets and unbilled receivable, non-current, net	47,928	29,906
Other non-current assets	24,469	18,042
Total assets	$997,851	$688,173

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21,676	$10,562
Accrued liabilities	60,306	26,325
Operating lease liabilities	1,978	1,812
Finance lease liabilities	168	332
Income tax liability	5,686	2,662
Deferred revenue	64,491	24,042
Convertible notes, current	3,785	—
Contingent acquisition liabilities	—	4,400
Other current liabilities	677	1,604
Total current liabilities	158,767	71,739
Operating lease liabilities, net of current portion	2,531	2,069
Deferred revenue, net of current portion	5,003	8,195
Contingent acquisition liabilities, net of current portion	4,400	129,227
Deferred tax liabilities	1,430	1,363
Income tax liability, net of current portion	7,132	2,254
Other non-current liabilities	12,330	9,540
Total liabilities	191,593	224,387
Commitments and contingencies

Stockholders’ equity:
Series A Preferred Stock, $0.0001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding, aggregate liquidation preference of $0 and $0 as of September 30, 2026 and December 31, 2025, respectively	—	—
Class A Common Stock, $0.0001 par value; 755,000,000 shares authorized as of September 30, 2026 and December 31, 2025; 456,399,737 and 390,070,691 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	43	37
Class B Common Stock, $0.0001 par value; 44,000,000 shares authorized; 32,535,408 shares issued and outstanding as of September 30, 2026 and December 31, 2025	3	3
Additional paid-in capital	1,877,340	1,420,672
Accumulated deficit	(1,071,279)	(957,066)
Accumulated other comprehensive income	151	140
Total stockholders’ equity	806,258	463,786
Total liabilities and stockholders’ equity	$997,851	$688,173

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues(1)	$62,425	$42,049	$168,517	$113,861
Operating expenses:
Cost of revenues	41,143	24,128	105,563	68,660
Sales and marketing	18,216	16,381	54,066	44,225
Research and development	30,867	22,848	84,197	73,409
General and administrative	35,954	24,346	87,619	60,983
Change in fair value of contingent acquisition liabilities	(23,428)	66,245	(66,517)	(78,496)
Amortization of intangible assets	6,170	3,992	16,055	10,925
Total operating expenses	108,922	157,940	280,983	179,706
Loss from operations	(46,497)	(115,891)	(112,466)	(65,845)

Other (expense) income, net:
Interest expense	(44)	(153)	(176)	(557)
Other (expense) income, net	(189)	7,230	1,047	14,871
Total other (expense) income, net	(233)	7,077	871	14,314
Loss before provision for income taxes	(46,730)	(108,814)	(111,595)	(51,531)
(Benefit from) provision for income taxes	(362)	457	2,618	2,532
Net loss	$(46,368)	$(109,271)	$(114,213)	$(54,063)
Earnings attributable to participating Class A Common Shares	—	—	—	—
Net loss attributable to SoundHound common shareholders	$(46,368)	$(109,271)	$(114,213)	$(54,063)

Other comprehensive loss:
Unrealized (losses) gains on investments	(8)	47	11	20
Comprehensive loss	$(46,376)	$(109,224)	$(114,202)	$(54,043)

Net loss per share:
Basic	$(0.10)	$(0.27)	$(0.26)	$(0.13)
Diluted	$(0.10)	$(0.27)	$(0.30)	$(0.14)

Weighted-average common shares outstanding:
Basic	454,512,160	409,783,470	435,623,278	401,325,300
Diluted	454,512,160	411,702,440	441,261,985	403,252,575

(1) Includes related party revenue from an investee company of $0.1 million and $7.6 million for the three and nine months ended September 30, 2026.

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows used in operating activities:
Net loss	$(114,213)	$(54,063)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	34,391	24,086
Stock-based compensation	61,020	60,956
Loss on disposal of property and equipment	—	42
Non-cash lease amortization	2,459	2,141
Amortization of capitalized commissions	1,064	990
Bad debt expenses	3,794	—
Foreign currency gain/loss from remeasurement	528	(555)
Change in fair value of contingent acquisition liabilities	(66,517)	(78,496)
Change in fair value of derivative	3,211	(7,275)
Deferred income taxes	(1,547)	—
Other, net	(178)	3,118
Changes in operating assets and liabilities:
Accounts receivable, net	12,268	7,254
Other current assets	(3,069)	(4,040)
Contract assets	(17,032)	(15,543)
Other non-current assets	3	(3,480)
Accounts payable	426	(1,764)
Accrued liabilities	10,086	(1,329)
Contingent acquisition liabilities	(1,335)	—
Other current liabilities	(130)	(2,742)
Operating lease liabilities	(2,465)	(1,972)
Deferred revenue	(21,115)	(8,743)
Other non-current liabilities	2,365	5,079
Net cash used in operating activities	(95,986)	(76,336)

Cash flows provided by (used in) investing activities:
Purchases of property and equipment	(1,125)	(526)
Capitalized software development costs	(7,718)	(1,837)
Purchase of equity investment	(5,000)	—
Payment related to asset acquisition	(28,023)	—
Payment related to acquisitions, net of cash acquired	—	(54,602)
Cash acquired in the acquisition of LivePerson, net of cash paid	51,669	—
Net cash provided by (used in) investing activities	9,803	(56,965)

Cash flows provided by financing activities:
Proceeds from sales of Class A common stock under the Second Equity Distribution Agreement	48,481	201,519
Proceeds from exercise of stock options and employee stock purchase plan	4,015	7,233
Proceeds from warrants exercised	—	29
Payment of financing costs associated with the Second Equity Distribution Agreement	(970)	(4,030)
Payment on convertible notes	(1,237)	—
Payment to settle contingent acquisition liabilities	(3,538)	(198)
Payment to settle deferred holdback liabilities	(1,150)	—
Payments on finance leases	(286)	(39)
Net cash provided by financing activities	45,315	204,514
Effects of exchange rate changes on cash	291	(257)
Net change in cash, cash equivalents, and restricted cash equivalents	(40,577)	70,956
Cash, cash equivalents, and restricted cash equivalents, beginning of period	249,166	198,916
Cash, cash equivalents, and restricted cash equivalents, end of period	$208,589	$269,872

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - continued
(In thousands)
(Unaudited)

Reconciliation to amounts on the condensed consolidated balance sheets:
Cash and cash equivalents	$207,579	$268,936
Non-current portion of restricted cash equivalents	1,010	936
Total cash, cash equivalents, and restricted cash equivalents shown in the condensed consolidated statements of cash flows	$208,589	$269,872

Supplemental disclosures of cash flow information:
Cash paid for interest	$37	$33
Cash paid for income taxes, net	$2,560	$2,741

Noncash investing and financing activities:
Right-of-use assets obtained in exchange for lease liabilities	$2,886	$—
Issuance of Class A Common Stock to settle contingent acquisition liabilities	$56,188	$3,922
Fair value of deferred cash consideration under Interactions acquisition	$—	$1,150
Fair value of contingent earnout consideration under Interactions acquisitions	$—	$9,900
Fair value of Class A common stock issued to acquire LivePerson	$283,478	$—
Deferred offering costs reclassified to additional paid-in capital	$49	$210
Stock-based compensation included in capitalized software development costs	$3,042	$1,208
Reclassification of contingent earnout consideration to equity	$1,468	$—

4